 As filed with the Securities and Exchange Commission on December 12, 2007

Securities Act File No. 333-146127
Investment Company Act File No. 811-22124

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

T Registration Statement under the Securities Act of 1933
T Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
and/or
 ☒ Registration Statement under the Investment Company Act of 1940
 ☐ Amendment No.

CLAYMORE CHINA STRATEGY FUND
(Exact Name of Registrant as Specified in Charter)

2455 Corporate West Drive
Lisle, Illinois 60532
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (630) 505-3700

Nicholas Dalmaso
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532
(Name and Address of Agent for Service)

Copies to:
Thomas A. Hale Skadden, Arps, Slate, Meagher & Flom LLP 333 W. Wacker Drive Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . ☐

It is proposed that this filing will become effective (check appropriate box):
☒           When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.
.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.01 par value	50,000 Shares	$20.00	$1,000,000	$30.70

(1)           Estimated solely for the purpose of calculating the registration fee.

(2)           Previously paid in connection with the initial filing of the Registration Statement on September 17, 2007.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED DECEMBER 12, 2007

PROSPECTUS
[CLAYMORE LOGO]

             Shares

Claymore China Strategy Fund

Common Shares
$20.00 per Share

Investment Objective.  Claymore China Strategy Fund (the “Fund”) is a newly organized, diversified closed-end management investment company.  The Fund’s investment objective is total return, through a combination of capital appreciation and current income and current gains.  The Fund cannot ensure that it will achieve its investment objectives.

Investment Rationale and Strategy.  Since market-oriented reforms were initiated in 1978, China has successfully transformed itself from an agriculture-based economy into a manufacturing-based economy and from an economy almost entirely composed of state owned enterprises to one with increasing private ownership and market-based incentives.  As a result, the Chinese economy has experienced significant and rapid growth over the last ten years.  Listing and trading of Chinese company securities on the exchange markets in China and Hong Kong have grown significantly in recent years, and the Fund's sub-adviser believes certain direct investments in China may provide attractive opportunities.  In addition, the Fund's sub-adviser believes that there are companies throughout the world (including the United States, Europe and other developed countries) whose businesses are linked with and offer significant exposure to the Chinese economy, and that are well-positioned to take advantage of the prospective growth of the Chinese economy.  The Fund will seek to participate in the prospective growth of the Chinese economy by pursuing a strategy that balances direct investment in China companies with indirect exposure to the Chinese economy through investment in China-Linked Companies (as defined herein).  The Fund's sub-adviser believes that this strategy may serve to mitigate the risks of direct investment in China.

Investment Policies.  The Fund will seek to achieve its investment objective by pursuing its strategy of investing in a diversified portfolio of securities of Chinese companies and China-Linked Companies.  Under normal market conditions, the Fund will allocate at least 50% of its Managed Assets (as defined herein) to direct investment in issuers domiciled in China or whose primary business involves real property in China, and may allocate up to 50% of its Managed Assets  to investment in U.S. and non-U.S. China-Linked Companies that offer significant exposure to China.  Initially, the Fund intends to allocate approximately 65% of its Managed Assets for direct investment in Chinese companies and approximately 35% of its Managed Assets for investment in U.S. and non-U.S. China-Linked Companies.  The Fund’s direct investments in Chinese companies are expected to be primarily in the form of securities of Chinese companies that are listed and traded on the Hong Kong Stock Exchange (“H-Shares” and “Red Chips”) or on the New York Stock Exchange or NASDAQ Stock Market (“N-Shares”).  In furtherance of the Fund’s investment objective, the Fund intends to engage in an option strategy of writing (selling) call options (the “Option Strategy”) on individual securities, stock indices, exchange traded funds (“ETFs”) or custom baskets of securities to seek to generate current gains from option premiums as a means to enhance distributions payable to holders of common shares.

 (continued on inside front cover)
Investing in the Fund’s common shares involves certain risks.  See “Risks” beginning on page [•] of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Estimated offering expenses(3)	$0.04	$
Proceeds, after expenses, to the Fund	$19.06	$
                                                                                                                                 (see notes on inside front cover)

The underwriters expect to deliver the Fund’s common shares to purchasers on or about                 , 2008.

            , 2008

(continued from previous page)

Investment Adviser and Sub-Adviser.  Claymore Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser.  [               ]  (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the day-to-day management of the Fund’s portfolio of securities.

No Prior Trading History.  Because the Fund is newly organized, its common shares have no history of public trading.  Shares of closed-end funds frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering.

The Fund anticipates that its common shares will be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “[AIC].”

  Risks of Direct Investment  in Chinese Companies.  Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, government ownership of a substantial percentage of many companies, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform or privatization programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility.  Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies. See “Risks—Risks of Direct Investment in Chinese Companies.”

Risks of Indirect Investment in China.  Although the Fund's strategy of investing in China-Linked Companies is intended to mitigate the risks of direct investments in China, China-Linked Companies are exposed to the risks associated with downturns in the Chinese economy.  The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference.  A Statement of Additional Information, dated                , 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this prospectus, or request other information about the Fund (including, when available, the annual and semi-annual reports)or make shareholder inquiries by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).  Free copies of the Fund’s reports and its Statement of Additional Information will also be available from the Fund’s web site at www.claymore.com/aic.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)
___________________

(1)
The Fund has granted the underwriters an option to purchase up to an additional                 common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any.  If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $          , $          , $              and $              , respectively.  See “Underwriting.”

(2)
The Investment Adviser and the Sub-Adviser (and not the Fund) have agreed to pay from their assets a structuring fee to [                               ].  The Investment Adviser and the Sub-Adviser also may pay certain qualifying Underwriters a marketing and structuring fee, additional compensation or a sales incentive fee in connection with the offering.  Also, as described in footnote (3) below, up to [0.15%] of the public offering price of the securities sold in this offering may be paid by the Fund to Claymore Securities, Inc. as compensation for the distribution services it provides to the Fund.  See “Underwriting.”

ii

(3)
Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $[  ], which represents $[  ] per common share issued.  The Investment Adviser and Sub-Adviser have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load, but including the partial reimbursement of underwriter expenses) that exceed $0.04 per common share.  To the extent that aggregate offering expenses are less than $0.04 per common share, up to [0.15]% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund.  Claymore Securities, Inc. is an affiliate of the Investment Adviser.  See “Underwriting”

iii

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer is not permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Page

Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective and Policies
Risks
Management of the Fund
Net Asset Value
Distributions
Automatic Dividend Reinvestment Plan
Description of Capital Structure
Anti-Takeover and Other Provisions in the Fund’s Governing Documents
Closed-End Fund Structure
Repurchase of Common Shares
Taxation
Underwriting
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent
Legal Matters
Independent Registered Public Accounting Firm
Additional Information
Privacy Principles of the Fund
Table of Contents of the Statement of Additional Information
Appendix A—Geographic, Political and Economic Developments in the
Peoples Republic of China

The information set forth in this prospectus regarding China, its economy, and the Shanghai, Shenzhen, and Hong Kong Stock Exchanges has been extracted from various government and private publications. The Fund has not attempted to verify the statistical information presented in this prospectus. In this prospectus, unless otherwise specified, all references to “U.S. dollars,” “US$” or “$” are to United States dollars, to “RMB” or “renminbi” are to Chinese renminbi and to “H.K. dollars” or “HK$” are to Hong Kong dollars. On [ ], 2008, the exchange rates published in The Wall Street Journal were RMB [ ] = US$1.00 and HK$[ ] = US$1.00 and, unless otherwise specified, all renminbi and H.K. dollar amounts have been converted to U.S. dollars. No representation is made that the renminbi, H.K. dollar or U.S. dollar amounts in this prospectus could have been or could be converted into renminbi, H.K. dollars or U.S. dollars, as the case may be, at any particular rate or at all.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus.  This summary does not contain all of the information that you should consider before investing in the Fund’s common shares.  You should carefully read the more detailed information contained in this prospectus and the Statement of Additional Information, dated                     , 2008 (the “SAI”), especially the information set forth under the headings “Investment Objectives and Policies” and “Risks,” prior to making an investment in the Fund.

The Fund
Claymore China Strategy Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.  See “The Fund.”

Claymore Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser.  [        ] (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the day-to-day management of the Fund’s portfolio of securities.

The Offering
The Fund is offering common shares of beneficial interest, par value $.01 per share, at $20.00 per share through a group of underwriters (the “Underwriters”) led by [                  ] and [                       ].  The Fund’s common shares of beneficial interest are called “Common Shares” and holders of Common Shares are called “Common Shareholders” in this prospectus.  You must purchase at least 100 Common Shares ($2,000) in order to participate in the offering.  The Fund has given the Underwriters an option to purchase up to                   additional Common Shares to cover over-allotments, if any.  See “Underwriting.” The Investment Adviser and Sub-Adviser have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per common share.

Investment Rationale and Investment Strategy
Since market-oriented reforms were initiated in 1978, China has successfully transformed itself from an agriculture-based economy into a manufacturing-based economy and from an economy almost entirely composed of state owned enterprises to one with increasing private ownership and market-based incentives.  Real GDP growth in China has exceeded 9% per annum on average since 1997, and based on public economic forecasts, the Sub-Adviser expects rapid growth to continue.   Listing and trading of Chinese company securities on the exchange markets in China and Hong Kong have grown significantly in recent years and continued privatization of state-owned enterprises as well as the development and listing of private enterprises provide attractive investment opportunities.   The Sub-Adviser expects China to continue to increase its presence in global manufacturing and to further develop other industries, such as information technology, retail, tourism and financial services.

In addition, the Sub-Adviser believes that there are companies throughout the world (including the United States, Europe and other developed countries) whose businesses are linked with and offer significant exposure to the Chinese economy.  The Sub-Adviser believes that these companies, are well-positioned to take advantage of the prospective growth of the Chinese economy.  The Fund will seek to participate in the prospective growth of the Chinese economy by pursuing a strategy that balances direct investment in China companies with indirect exposure to the Chinese economy through investment in China-Linked Companies.  The Fund's sub-adviser believes that this strategy may serve to mitigate the risks of direct investment in China.

Investment Objectives and Policies
The Fund’s investment objective is total return, through a combination of capital appreciation and current income and current gains. The Fund cannot ensure that it will achieve its investment objective.
The Fund will seek to achieve its investment objective by pursuing its strategy of investing in a diversified portfolio of securities of Chinese companies and China-Linked Companies.  Under normal market conditions, the Fund will allocate at least 50% of its Managed Assets (as defined herein) to direct China investment through the Fund’s China Equities Strategy and China Real-Estate Strategy, as described below, and will allocate up to 50% of its Managed Assets  to investment to China-Linked Companies through the Fund’s China-Linked U.S. Equities Strategy and China-Linked International Equities Strategy, as described below.

•    China Equities Strategy.  The Fund’s “China Equities Strategy” will consist of equity securities selected by the Sub-Adviser from the universe of issuers domiciled in China that are legally available to foreign investors.   The Fund intends to initially invest primarily in securities of Chinese companies that are listed and traded on the Hong Kong Stock Exchange (“H-Shares” and “Red Chips”) or on the New York Stock Exchange or NASDAQ Stock Market (“N-Shares”).

•    China Real Estate Strategy.  The Fund’s “China Real Estate Strategy” will consist of equity securities selected by the Sub-Adviser from the universe of publicly traded companies whose primary business involves Chinese real estate that are legally available to foreign investors, including Hong Kong listed real estate management and development companies.

•    China-Linked U.S. Equities Strategy.  The Fund’s “China-Linked U.S. Equities Strategy” will consist of equity securities of U.S. issuers selected by the Sub-Adviser from a universe of companies with significant exposure to China.  The Sub-Adviser will select companies that it expects to benefit from their exposure to China.

• China-Linked International Equities Strategy. The Fund’s “China-Linked International Equities Strategy” will consist of equity securities of non-U.S. issuers selected by the Sub-Adviser from a universe of companies with significant exposure to China. The Sub-Adviser will select companies that it expects to benefit from their exposure to China.

In constructing the Fund’s portfolio, the Sub-Adviser will utilize proprietary quantitative and qualitative analysis to screen the applicable universe of securities select the securities for investment by each strategy.  The Sub-Adviser currently intends to maintain portfolio weightings for each portfolio security of 0.25%-5.00% of the Fund’s Managed Assets at the time of investment. The portfolio will be managed to seek to maximize after-tax returns.   The Sub-Adviser will continually monitor the allocation of the Fund’s assets among strategies and will re-allocate the Fund’s portfolio on both a systematic and opportunistic basis, taking into account growth prospectus, return prospectus and the overall tax effects on the Fund.

In furtherance of the Fund’s investment objective, the Fund intends to engage in an option strategy of writing (selling) call options (the “Option Strategy”) on individual securities, stock indices, exchange traded funds (“ETFs”) or custom baskets of securities to seek to generate current gains from option premiums as a means to enhance distributions payable to holders of common shares.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) among the Fund’s China and China-linked strategies.

As an alternative to holding investments directly, the Fund may also seek to obtain or adjust investment exposure to its principal investment categories through the use of derivative instruments.
Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Direct China Investments
Under normal market conditions, the Fund will allocate at least 50% of its Managed Assets to direct China investments through the China Equities Strategy and China Real Estate Strategy.  Initially the Sub-Adviser intends to allocate approximately 50% of the Fund’s Managed Assets to the China Equities Strategy and approximately 15% of the Fund’s Managed Assets to the China Real-Estate Strategy. Such allocations may vary significantly over time, as the Sub-Adviser will actively monitor and re-allocate the Fund’s Managed Assets among strategies.

China Equities Strategy.  The China Equities Strategy will consist of equity securities selected by the Sub-Adviser from the universe of issuers domiciled in China that are legally available to foreign investors.  The universe of available companies include issuers with small, medium and large market capitalizations across a wide range of industries and sectors.  The Fund intends to initially invest primarily in securities of Chinese companies that are listed and traded on the Hong Kong Stock Exchange (“H-Shares”) or on the New York Stock Exchange or NASDAQ Stock Market (“N-Shares”) .

China Real Estate Strategy.  The China Real Estate Strategy will consist of equity securities selected by the Sub-Adviser from the universe of publicly traded companies whose primary business involves Chinese real estate that are legally available to foreign investors.  Currently, many of these issuers are real estate management and development companies listed on the Hong Kong Stock Exchange.

Chinese Economy and Securities Market.  Since 1949, the People’s Republic of China has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. China has been transitioning to a market economy since the late 1970s, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2006 through 2010) was approved in March 2006. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world.  The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation.  The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. See “Appendix A—Geographic, Political and Economic Developments in The People’s Republic of China.”

Currently, there are two officially recognized securities exchanges in mainland China, the Shanghai Stock Exchange, which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange, which commenced trading on July 3, 1991.  The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: “A-Shares,” which historically were available only to domestic investors, and “B-Shares,” which historically were available only to foreign investors. Since July 1993, a class of equity securities of Chinese companies known as “H-Shares” has traded on the Hong Kong Stock Exchange.

Investments in Chinese companies involve certain risks and special considerations not typically associated with investments in the United States.  See “Risks—Risks of Investing in Chinese Companies.”

Types of Securities of Chinese Companies. Types of securities issued by Chinese companies include:
•
H-Shares.  “H-Shares” are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange.  Issuers of H-Shares must meet the listing and disclosure standards of the Hong Kong Stock Exchange.  H-Shares are denominated and traded in Hong Kong dollars and are often the vehicle for extending a Chinese privatization transaction to foreign investors.  As of [     ], there were [ ] H-Shares listed on the Hong Kong Stock Exchange.

•     N-Shares.  Certain Chinese companies have secondary listings on U.S. stock exchanges, including the New York Stock Exchange and the NASDAQ Stock Market, typically in the form of American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).  Such securities are commonly referred to as “N-Shares.”  N-Shares are traded in U.S. dollars and must meet the listing requirements of the exchange on which they are traded.

•     Red Chips.  “Red Chip” stocks are shares of issuers that are incorporated in Hong Kong but have controlling Chinese shareholders, often Chinese governmental or quasi-governmental entities.  Red Chip stocks are listed on the Hong Kong Stock Exchange and traded in Hong Kong dollars.   Red Chip issuers must meet the listing and disclosure standards of the Hong Kong Stock Exchange. Such companies generally have a majority of their business operations in mainland China and are frequently organized as a vehicle for indirect listing of Chinese assets on the Hong Kong Stock Exchange.

•     A-Shares and B-Shares.  The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. Foreign investors have historically been unable to participate in the A-share market.  B-Shares are denominated and traded in foreign currencies (U.S. dollars on the Shanghai Stock Exchange and Hong Kong dollars on the Shenzhen Stock Exchange) and were originally intended to be available only to foreign investors.

The Fund has no present intention to invest in the A-Shares or the B-Shares markets.  The Sub-Adviser will continue to monitor the opportunities available to foreign investors should local investment restrictions and/or market constraints lessen or be removed, and the Fund may consider investment in the A-Shares or B-Shares markets should conditions improve for foreign investors.

•     REITs.  The China Real Estate Strategy may invest in real estate investment trusts (“REITs”) and other pooled real estate investment vehicles.  REITs normally derive their income form rents or interest payments and may realize capital gains by selling properties that have appreciated in value.

•    Other Chinese Securities.  A number of Chinese companies are listed and traded on the Stock Exchange of Singapore.  Many of these companies were founded and owned by private entrepreneurs and could not be listed on the Chinese domestic exchanges as priority is given to state owned companies. Several Chinese companies are also listed on the London Stock Exchange in the form of Global Depository Receipts (“GDRs”).  Consistent with the Fund’s investment objective and policies, the Sub-Adviser may consider investments in any other types of securities of Chinese companies that are or become legally available to foreign investors.

China-Linked Investments
Under normal market conditions, the Fund will allocate up to 50% of its Managed Assets to investments in China-Linked Companies.  Initially the Sub-Adviser intends to allocate approximately 17.5% of the Fund’s Managed Assets to the China-Linked U.S. Equities Strategy and approximately 17.5% of the Fund’s Managed Assets to the China-Linked International Equities Strategy. Such allocations may vary significantly over time, as the Sub-Adviser will actively monitor and re-allocate the Fund’s Managed Assets among strategies.

The Fund considers “China-Linked Companies” to be those non-Chinese companies determined by the Sub-Adviser to offer significant exposure to the Chinese economy.  Typically, the Sub-Adviser considers a China-Linked Company to be a company deriving meaningful revenue from operations in China and/or deriving meaningful costs advantages through utilization of China as a base of production.

China-Linked  U.S. Equities Strategy.  The China-Linked U.S. Equities Strategy consists of equity securities of U.S. issuers selected by the Sub-Adviser from a broad universe of U.S. large, medium and small capitalization equities.  The Sub-Adviser applies proprietary quantitative and qualitative analysis to screen this universe of stocks to identify U.S. companies with significant exposure to China.   Using a variety of quantitative and qualitative techniques the Sub-Adviser will select for the China-Linked U.S. Equities Strategy issuers that it expects to benefit from exposure to China and that have the most significant levels of exposure to China relative to such companies’ overall businesses.    Securities selected for the China-Linked U.S. Equities Strategy will be domiciled in the U.S. and will typically be traded on U.S. securities exchanges.

China-Linked International Equities Strategy. The China-Linked International Strategy consists of equity securities of non-U.S. issuers selected by the Sub-Adviser from a broad universe of large capitalization global developed and emerging market issuers.  The Sub-Adviser applies proprietary quantitative and qualitative analysis to screen this universe of stocks to identify non-U.S. companies with significant exposure to China.   Using a variety of quantitative and qualitative techniques the Sub-Adviser will select for the China-Linked International Equities Strategy issuers that it expects to benefit from exposure to China and that have the most significant levels of exposure to China relative to such companies’ overall businesses.    Securities selected for the China-Linked International Equities Strategy will be domiciled in countries throughout the world and will typically be traded on major international securities exchanges.

Securities of China-Linked Companies.  Equity securities of China-Linked Companies in which the Fund may invest include common shares, preferred stock and convertible securities.  The Fund may invest in non-U.S. China Linked Companies through equity securities of such companies listed on foreign securities exchanges or in the form of depositary receipts, including ADRs, ADSs, GDRs, and European Depositary Receipts (“EDRs”).

Option Strategy
In furtherance of the Fund’s investment objectives, the Fund intends to engage in an Option Strategy of writing (selling) call options on individual securities, stock indices, exchange traded funds (“ETFs”) or custom baskets of securities to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of Common Shares.

Under the Option Strategy, initially the Fund will write (sell) call options primarily on stock indices or ETFs.  In implementing the Option Strategy, the Sub-Adviser will consider: (i) the risk profile of the Fund’s portfolio, (ii) market factors, such as current market levels and volatility, and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.  The Sub-Adviser will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund’s portfolio.  The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Fund’s portfolio.  To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant.  The Fund cannot guarantee that the Option Strategy will be effective.  See “Risks—Risks Associated with Writing Index Options.”

The Fund also may utilize other option strategies, including writing call options on individual equity securities or custom baskets of securities depending on market conditions.

Initially, the Fund intends to write call options having an aggregate national value of approximately 35% of the Fund’s Managed Assets.
However, the Fund may write call options having an aggregate notional value equal to the value of the Fund’s Managed Assets.  The Sub-Adviser will actively manage the Fund’s option positions and the amount of the notional value of the options as a percentage of the Fund’s Managed Assets may vary significantly over time based on market conditions.

As the writer (seller) of a call option, the Fund receives the cash premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price.  Call options on indices operate similarly to options on securities.  Options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index.   The underlying index may be a broad-based index or a narrower market index.  Unlike options on securities, settlements are in cash.  If the purchaser exercises the index call option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the exercise price, multiplied by a specific multiplier.

In writing options, the Fund sells the potential appreciation in the value of the security or index above the exercise price during the term of the option in exchange for the premium.  While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in value of the security or index above the exercise price specified in the written option through the expiration date of the option.

The Fund may only write call options that are “covered.”  The Fund will “cover” its written  index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions.

The Fund will write (sell) both unlisted, over-the counter (OTC) call options and call options that are listed on U.S. or foreign options exchanges.  Options listed on U.S. options exchanges are issued, guaranteed and cleared by the Options Clearing Corporation (“OCC”). Unlike exchange traded options, which are generally  issued and guaranteed by a regulated intermediary, OTC options are entered into directly with the counterparty.

The Fund will write (sell) both “European style” options, which may be exercised by the buyer only upon their expiration date, and “American style” options, which may be exercised by the buyer at any point up to and including the expiration date.

Other Investments and Investment Strategies
Investment Companies and Other Pooled Investment Vehicles.  The Fund may invest in securities of other open-end or closed-end investment companies to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”).  These investments may include securities of ETFs, which generally are passively managed and seek to track or replicate a desired index.  The Fund may also invest in other pooled investment vehicles, the investment objectives of which are consistent with those of the Fund.

Restricted and Illiquid Securities.  The Fund may invest in securities that are contractually restricted as to resale or for which there is no readily available trading market or that are otherwise illiquid.  Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder.  It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly.  Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell.  Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.  Under normal market conditions, the Sub-Adviser does not intend to invest more than 20% of the Fund’s Managed Assets in illiquid securities.

Strategic Transactions and Derivatives.  In addition to those derivative instruments described in more detail herein, the Fund may use certain strategies for investment purposes, such as earning income, obtaining investment exposure to the Fund’s principal investments, seeking to hedge various market risks inherent in the Fund’s portfolio or otherwise.  These strategies may be executed through the use of derivative contracts.  In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options on futures, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”).  Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  See “Investment Objectives and Policies—Other Investment Practices and Techniques—Strategic Transactions and Derivatives” and the Fund’s Statement of Additional Information.

Foreign Currency Forward Contracts and Other Foreign Currency Transactions.  The Fund may, but is not required to, enter into foreign currency exchange contracts for purposes of gaining exposure to the currency of an emerging market country or to hedge against fluctuations in foreign exchange rates.  The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into deliverable or non-deliverable forward contracts to purchase or sell foreign currencies.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers.  A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.  The Sub-Adviser also may from time to time utilize forward contracts for other purposes.

The use of deliverable and non-deliverable forward contracts to purchase or sell foreign currencies is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Sub-Adviser is incorrect in its forecasts of currency values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral.  As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially.  There can be no assurance that borrowers will not fail financially.  On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.   The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan.  The Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

Temporary Defensive Investments.  While the Fund does not intend to engage in market timing, the Fund may, for temporary defensive purposes, invest a substantial percentage of the Fund’s assets in investment grade debt securities, short term debt securities, cash and cash equivalents.  During such defensive periods, the Fund may not achieve its investment objectives.

Other Investments and Investment Strategies. The Fund may, but is not required to, utilize certain other investment strategies to seek to achieve the Fund’s investment objectives. See “Investment Objectives and Policies—Other Investments and Investment Strategies.”

Management of the Fund
Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund’s investment adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”).  As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. As of [ ],      , Claymore entities have provided supervision, management, servicing or distribution on approximately $     billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds.

[        ] serves as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), and is responsible for the day-to-day management of the Fund’s portfolio.  As compensation for its services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets.  The Sub-Adviser is newly organized and has not acted previously as an investment adviser to an investment company.

Distributions
The Fund intends to distribute quarterly all or a portion of its investment company taxable income to holders of Common Shares.  In addition, the Fund intends to distribute any net long-term capital gain to holders of Common Shares annually.  It is expected that the initial distribution to holders of the Fund’s Common Shares will be declared within approximately [ ] days after completion of this offering and that such distribution will be paid approximately [ ] days after completion of this offering.  See “Distributions.”

The Fund expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions and (ii) long-term capital gain (gain from the sale of a capital asset held longer than one year).  The Fund cannot assure you as to what percentage of the dividends paid on the Common Shares, if any, will consist of long-term capital gains or qualified dividend income, which are taxed at lower rates for individuals than ordinary income.

To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period.  The undistributed net investment income may be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.  Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

Unless an election is made to receive distributions in cash, Common Shareholders will automatically have all distributions reinvested in common shares through the Fund’s Dividend Reinvestment Plan.  See “Dividend Reinvestment Plan.”

Listing and Symbol	The Fund anticipates that its common shares will be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or “ticker” symbol of the Common Shares is “[AIC].”
Risks	No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program.  The Fund is intended for investors seeking a total return, through a combination of capital appreciation and current income and current gains.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each Common Shareholder should take into account the Fund’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Discount Risk.  An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.  In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value.  This risk is a separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following the completion of this offering.  The shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Risks of Investing in Chinese Companies.  Investments in Chinese companies involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and privatizations of Chinese companies and industries and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies.

Despite the fact that investments in Chinese companies may present risks often associated with investments in emerging-market countries, China may be entering into a maturing economic phase and investments in Chinese companies may therefore not present the same opportunities for capital appreciation as investments in other emerging-market economies.

See “Appendix A—Geographic, Political and Economic Developments in the People’s Republic of China” for more information on China, including its economy and stock and foreign exchange markets.

Political and Economic Factors.  The laws, regulations, policies and political and economic climate in China may change with little or no advance notice.  Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.
Since 1949, the People’s Republic of China has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2006 through 2010) was approved in March 2006. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There can be no assurance, however, that such growth will be sustained in the future. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Inflation.   Economic growth in China has also historically been accompanied by periods of high inflation. Recently, the Chinese government has implemented various measures to control inflation, including tightening the money supply by raising interest rates. If these measures do not succeed, and if inflation were to worsen, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.
Tax Changes.    The Chinese system of taxation is not as well settled as that of the United States. Changes in the Chinese tax system may have retroactive effects.

Nationalization and Expropriation.   After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

Hong Kong Policy.   As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Chinese Securities Markets.   The securities markets in China and Hong Kong have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese and Hong Kong securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China and Hong Kong are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in mainland China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations if the Fund were to invest in securities listed on mainland China securities exchanges.  Developments relating to or disruptions affecting the Chinese securities exchanges may indirectly impact the market for Chinese H-Shares and N-Shares.

Available Disclosure About Chinese Companies.   Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. While issuers of H-Shares and N-Shares must meet the listing standards of the exchanges on which they are traded, there may be substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with generally accepted accounting principals.

Chinese Corporate and Securities Law.    The Fund’s rights with respect to its investments in securities of Chinese companies may not be governed by U.S. law, and may be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that addresses all issues that may arise with regard to a foreign investor such as the Fund.  It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Investment and Repatriation Restrictions.  Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and industries and may increase the Fund’s costs and expenses. If foreign investment is banned in respect of an industry in which relevant Chinese issuers are conducting their business, such restrictions may negatively affect the Fund’s ability to achieve its investment objective.

The Chinese government may require prior government approval for foreign investment or limit the amount of investment by foreign persons in a particular company or limit investment by foreign persons to only a specific class of securities of a company. In addition, China restricts investment opportunities in issuers or industries deemed important to national interests. China requires government approval for the repatriation of capital following the liquidation of an investment. If there is a deterioration in China's balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application of any additional restrictions on investments by the Fund.

The Fund intends to distribute annually substantially all of its investment company taxable income and net capital gain.  However, if the Fund is restricted from repatriating funds on a timely basis, it may be unable to distribute 90% of its investment company taxable income and, as a result, would fail to qualify for the favorable U.S. federal income tax treatment otherwise afforded to regulated investment companies by the Internal Revenue Code of 1986, as amended.  In that case, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% rate, and when such income is distributed, to a further tax at the shareholde r level to the extent of the Fund’s current or accumulated earnings.

Investments in Companies That May Have Relationships with Governments Considered to be State Sponsors of Terrorism.  From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations, countries identified by the U.S. government as state sponsors of terrorism and/or governments that otherwise have policies in conflict with the U.S. government. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be then the Fund will be subject to the risk that these companies' reputation and price in the market will be adversely affected by such relationship.

Foreign Exchange Control.   The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from renminbi. Under applicablle regulations, Chinese corporations may only purchase foreign currencies through government approved banks. Chinese companies must receive approval from the Chinese government before investing in capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Foreign Currency Considerations. The Fund’s assets may be invested in securities denominated in Hong Kong dollars and the Fund may hold cash and cash equivalents denominated in such currency.  Income received by the Fund may be in Hong Kong dollars.  Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the Hong Kong dollar falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Hong Kong dollars to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Code. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Hong Kong dollars. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Issuers of H-Shares currently pay dividends and distributions in Hong Kong dollars and the issuers of N-Shares currently pay dividends and distributions in U.S. dollars. However, the ability of such issuers to pay dividends and distributions in Hong Kong dollars or U.S. dollars is related to their ability to generate from their operations revenues denominated in such currencies or in currencies convertible into such currencies, which may in turn be dependent upon the ability of these issuers to export their goods or services for payment in such currencies. Issuers of H-Shares and N-Shares may also be able to convert renminbi revenues derived from their domestic operations into Hong Kong dollars or U.S. dollars in order to pay dividends and distributions in Hong Kong dollars or U.S. dollars, which be impacted by currency exchange controls and conditions in foreign currency markets.

Foreign Currency Transactions.  The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. Currency hedging transactions involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.  While the Fund will generally invest in securities denominated in Hong Kong dollars and U.S. dollars, the Fund may indirectly be exposed to renminbi foreign exchange risk.  Currently, there is no market in which the Fund may engage in hedging transactions to minimize renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging renminbi foreign exchange risk will be available at any time in the future.

Chinese Real Estate Companies.  The Fund intends to initially invest approximately 15% of its Managed Assets in securities of companies whose primary business involves Chinese real estate .  In addition to the risks of investments in China, generally, such investments may be subject to additional risks.  See “Risks—Risks of Investing in Chinese Companies—Chinese Real Estate Companies.”
Foreign Securities Risk.  In addition to the Fund’s investment in Chinese companies, the China-Linked International Sub-Portfolio will invest in securities of non-U.S. issuers located throughout the world.  Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S.  issuers.  These risks may include:

•  less information about non-U.S.  issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•  many non-U.S.  markets are smaller, less liquid and more volatile.  In a changing market, the Sub-Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers desirable;

•  an adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•  the economies of non-U.S.  countries may grow at slower rates than expected or may experience a downturn or recession;

•  economic, political and social developments may adversely affect the securities markets; and

•  withholding and other non-U.S.  taxes may decrease the Fund’s return.

Investing in securities of issuers in emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include nations other than the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

See “Risks — Foreign Securities Risk.”

Currency Risk.  In addition to the Fund’s investments in Chinese securities denominated in Hong Kong dollars, the China-Linked International Sub-Portfolio will invest in securities denominated in various foreign currencies.  Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  In addition, the Fund may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Fund to the risks of foreign currency movements and other risks.

Common Stock Risk.  The Fund may invest in common stocks.  Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall in value due to general market, political or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds.  For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.  In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.  While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Securities Risk.  There are special risks associated with investing in preferred securities, including risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.  See “Risks—Preferred Securities Risks.”

Convertible Securities Risk.  The Fund may invest in convertible securities.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.  However, convertible securities rank below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Option Strategy Risks.  There are various risks associated with the Option Strategy.  The purchaser of an index call option written (sold) by the Fund has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date.  Therefore, as the writer of an index call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call.  However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The Sub-Adviser will attempt to maintain for the Fund written option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other investments held in the Fund’s portfolio.  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Fund’s portfolio.  To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant.  In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions.  Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract.  This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs.  OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices than exchange traded options.  However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty.  Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option.  Therefore, OTC options are subject to the risk of default or non-performance by the counterparty.  Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied.  There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time.  As a result, the Fund may be able unable to enter into closing sale transactions with respect to OTC options.

Risks of Purchasing Securities in Initial Public Offerings.  The Fund may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund’s investment in other funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some issuers making initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these issuers may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Industry Concentration Risk.  The Fund may invest up to 25% of its total assets in the securities of companies principally engaged in a single industry or group of industries. In the event the Fund makes substantial investments in a single industry or group of industries, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry.

Smaller Capitalization Risk.  Certain of the issuers in which the Fund may invest may have comparatively smaller capitalizations.  The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations.  These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies and may be more vulnerable to adverse general market or economic developments.  Investments in smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than investments in larger companies.  In addition, securities of smaller capitalization companies may not be widely followed by the investment community, which may result in reduced demand for these securities.

Inflation and Deflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.  Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk.  The Fund may, but is not required to, participate in certain derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging, counterparty and tax risks.  Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Sub-Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  See “Risks—Derivatives Risks.”

Illiquid Securities Risk.  The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid.  It may be difficult to sell such securities at a price representing the fair value and where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

Other Investment Companies and Pooled Investment Vehicle Risk.  As a stockholder in an investment company or other pooled investment vehicle, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies or other pooled investment vehicles.  In addition, the securities of other investment companies or other pooled investment vehicles may also be leveraged and will therefore be subject to additional risks associated with the use of financial leverage.

Portfolio Turnover Risk.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund and may vary greatly from year to year.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  See “Taxation.”
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio of securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Furthermore, the Sub-Adviser is newly organized and has not acted previously as an investment adviser to an investment company.

Dependence on Key Personnel.  Although the Sub-Adviser believes it has other experienced senior personnel, the Sub-Adviser is dependent upon the expertise of Burton Malkiel, Chief Investment Officer of the Sub-Adviser, in providing advisory services with respect to the Fund's investments. If the Sub-Adviser were to lose the services of Mr. Malkiel, its ability to service the Fund could be adversely affected. There can be no assurance that a  suitable replacement could be found for Mr. Malkiel in the event of his death, resignation, retirement or inability to act on behalf of the Sub-Adviser.

Current Developments.  As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S.  securities markets were closed for a four-day period.  These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S.  and world economies and markets.  Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions in the Fund’s Governing Documents
The Fund’s Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Custodian, Transfer Agent, Dividend Disbursing Agent and Administrator

The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.  The Bank of New York Mellon also serves as the Fund’s dividend disbursing agent, agent under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan Agent”), transfer agent and registrar with respect to the Common Shares of the Fund.

Claymore Advisors, LLC serves as the Fund’s administrator.  Pursuant to an administration agreement with the Fund, Claymore Advisors, LLC provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.  .

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)	4.50%(1)
Offering expense borne by the Fund (as a percentage of offering price)(2)	0.20%
Dividend Reinvestment Plan Fees(3)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees	[•]%
Other expenses(4)	[•]%
[Acquired Fund Fees and Expenses]	[•]%
Total annual expenses	[•]%

(1)
The Investment Adviser and the Sub-Adviser (and not the Fund) have agreed to pay from their own assets a structuring fee to [            ].  The Investment Adviser and the Sub-Adviser (and not the Fund) also may pay from their own assets a marketing and structuring fee, additional compensation or a sales incentive fee certain qualifying Underwriters in connection with the offering; provided, however, that such additional fees paid to [                ], together with the partial reimbursement of expenses to the underwriters discussed above and the payment to Claymore Securities, Inc. discussed in footnote (3) below, shall not exceed 4.5% of the total price to the public of the common shares sold in this offering.  See “Underwriting.”

(2)
The Investment Adviser and Sub-Adviser have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $.04 per common share (0.20% of the offering price).  Assuming an offering of [•]common shares for $[•] million, the total offering costs are estimated to be $[•], all of which will be borne by the Fund.  To the extent that aggregate offering expenses are less than $0.04 per common share, up to [0.15]% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund.  Claymore Securities, Inc. is an affiliate of the Investment Adviser.  See “Underwriting”

(3)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan.”

(4)
The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations unless otherwise indicated and assume that the Fund issues approximately [•] Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, the Fund’s expense ratio as a percentage of net assets would increase.

Example

As required by relevant Securities and Exchange Commission regulations, the following examples illustrate the expenses (including the sales load of $45 and estimated expenses of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of [•]% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[•]	$[•]	$[•]	$[•]]

*
The example should not be considered a representation of future expenses or returns.  Actual expenses may be higher or lower than those assumed.  Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.  The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

THE FUND

Claymore China Strategy Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund was organized as a statutory trust on September 13, 2007, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware.  As a newly-organized entity, the Fund has no operating history.  Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (800) 345-7999.

Claymore Advisors, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser.  [        ] (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and will be responsible for the day-to-day management of the Fund’s portfolio of securities.

USE OF PROCEEDS

The net proceeds of the offering Common Shares will be approximately $        ($             if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs.  The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Investment Adviser and Sub-Adviser have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per common share.  The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below.  It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within [three months] after the completion of the offering.  Pending such investment, it is anticipated that the proceeds will be invested in U.S.  government securities or high quality, short-term money market instruments.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective total return, through a combination of capital appreciation and current income and current gains.  The Fund cannot ensure that it will achieve its investment objective.

The Fund’s investment objective is considered non-fundamental and may be changed by the Board of Trustees without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Investment Rational and Investment Strategy

Since market-oriented reforms were initiated in 1978, China has successfully transformed itself from an agriculture-based economy into a manufacturing-based economy and from an economy almost entirely composed of state owned enterprises to one with increasing private ownership and market-based incentives. Real GDP growth in China has exceeded 9% per annum on average since 1997, and based on public economic forecasts, the Sub-Adviser expects rapid growth to continue.   Listing and trading of Chinese company securities on the exchange markets in China and Hong Kong have grown significantly in recent years and continued privatization of state-owned enterprises as well as the development and listing of private enterprises provide attractive investment opportunities.   The Sub-Adviser expects China to continue to increase its presence in global manufacturing and to further develop other industries, such as information technology, retail, tourism and financial services.

In addition, the Sub-Adviser believes that there are companies throughout the world (including the United States, Europe and other developed countries) whose businesses are linked with and offer significant exposure to the Chinese economy.  The Sub-Adviser believes that these companies are well-positioned to take advantage of the prospective growth of the Chinese economy.  The Fund will seek to participate in the prospective growth of the Chinese economy by pursuing a strategy that balances direct investment in China companies with indirect exposure to the Chinese economy through investment in China-Linked Companies.  The Fund's sub-adviser believes that this strategy may serve to mitigate the risks of direct investment in China.

Investment Policies

The Fund will seek to achieve its investment objective by pursuing its strategy of investing in a diversified portfolio of securities of Chinese companies and China-Linked Companies.  Under normal market conditions, the Fund will allocate at least 50% of its Managed Assets (as defined herein) to direct China investment through the Fund’s China Equities Strategy and China Real-Estate Strategy, as described below, and will allocate up to 50% of its Managed Assets  to investment to China-Linked Companies through the Fund’s China-Linked U.S. Equities Strategy and China-Linked International Equities Strategy, as described below.

•
China Equities Strategy.  The Fund’s “China Equities Strategy” will consist of equity securities selected by the Sub-Adviser from the universe of issuers domiciled in China that are legally available to foreign investors.   The Fund intends to initially invest primarily in securities of Chinese companies that are listed and traded on the Hong Kong Stock Exchange (“H-Shares” and “Red Chips”) or on the New York Stock Exchange or NASDAQ Stock Market (“N-Shares”).

•
China Real Estate Strategy.  The Fund’s “China Real Estate Strategy” will consist of equity securities selected by the Sub-Adviser from the universe of publicly traded companies whose primary business involves Chinese real estate that are legally available to foreign investors, including Hong Kong listed real estate management and development companies.

•
China-Linked U.S. Equities Strategy.  The Fund’s “China-Linked U.S. Equities Strategy” will consist of equity securities of U.S. issuers selected by the Sub-Adviser from a universe of companies with significant exposure to China.  The Sub-Adviser will select companies that it expects to benefit from their exposure to China.

•
China-Linked International Equities Strategy.  The Fund’s “China-Linked International Equities Strategy” will consist of equity securities of non-U.S. issuers selected by the Sub-Adviser from a universe of companies with significant exposure to China.  The Sub-Adviser will select companies that it expects to benefit from their exposure to China.

In constructing the Fund’s portfolio, the Sub-Adviser will utilize proprietary quantitative and qualitative analysis to screen the applicable universe of securities select the securities for investment by each strategy.  The Sub-Adviser currently intends to maintain portfolio weightings for each portfolio security of 0.25%-5.00% of the Fund’s Managed Assets at the time of investment. The portfolio will be managed to seek to maximize after-tax returns.   The Sub-Adviser will continually monitor the allocation of the Fund’s assets among strategies and will re-allocate the Fund’s portfolio on both a systematic and opportunistic basis, taking into account growth prospectus, return prospectus and the overall tax effects on the Fund.

In furtherance of the Fund’s investment objective, the Fund intends to engage in an option strategy of writing (selling) call options (the “Option Strategy”) on individual securities, stock indices, exchange traded funds (“ETFs”) or custom baskets of securities to seek to generate current gains from option premiums as a means to enhance distributions payable to holders of common shares.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets among the Fund’s China and China-linked strategies.

As an alternative to holding investments directly, the Fund may also seek to obtain or adjust investment exposure to its principal investment categories through the use of derivative instruments.

Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Direct China Investment

Under normal market conditions, the Fund will allocate at least 50% of its Managed Assets to direct China investments through the China Equities Strategy and China Real Estate Strategy.  Initially the Sub-Adviser intends to allocate approximately 50% of the Fund’s Managed Assets to the China Equities Strategy and approximately 15% of the Fund’s Managed Assets to the China Real-Estate Strategy. Such allocations may vary significantly over time, as the Sub-Adviser will actively monitor and re-allocate the Fund’s Managed Assets among strategies.

China Equities Strategy

The China Equities Strategy will consist of equity securities selected by the Sub-Adviser from the universe of issuers domiciled in China that are legally available to foreign investors.  The universe of available companies include issuers with small, medium and large market capitalizations across a wide range of industries and sectors.  The Fund intends to initially invest primarily in securities of Chinese companies that are listed and traded on the Hong Kong Stock Exchange (“H-Shares”) or on the New York Stock Exchange or NASDAQ Stock Market (“N-Shares”).

China Real Estate Strategy

The China Real Estate Strategy will consist of equity securities selected by the Sub-Adviser from the universe of publicly traded companies whose primary business involves Chinese real estate that are legally available to foreign investors.  Currently, many of these issuers are real estate management and development companies listed on the Hong Kong Stock Exchange.

Chinese Economy and Securities Market

Since 1949, the People’s Republic of China has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. China has been transitioning to a market economy since the late 1970s, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2006 through 2010) was approved in March 2006. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world.  The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation.  The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. See “Appendix A—Geographic, Political and Economic Developments in The People’s Republic of China.”

Currently, there are two officially recognized securities exchanges in mainland China, the Shanghai Stock Exchange, which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange, which commenced trading on July 3, 1991.  The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: “A-Shares,” which historically were available only to domestic investors, and “B-Shares,” which historically were available only to foreign investors. Since July 1993, a class of equity securities of Chinese companies known as “H-Shares” has traded on the Hong Kong Stock Exchange.

Investments in Chinese companies involve certain risks and special considerations not typically associated with investments in the United States.  See “Risks—Risks of Investing in Chinese Companies.”

Types of Securities of Chinese Companies

H-Shares.  “H-Shares” are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange.  Issuers of H-Shares must meet the listing and disclosure standards of the Hong Kong Stock Exchange.  H-Shares are denominated and traded in Hong Kong dollars and are often the vehicle for extending a Chinese privatization transaction to foreign investors.  As of [ ],       there were [ ] H-Shares listed on the Hong Kong Stock Exchange.

N-Shares.  Certain Chinese companies have secondary listings on U.S. stock exchanges, including the New York Stock Exchange and the NASDAQ Stock Market, typically in the form of American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).  Such securities are commonly referred to as “N-Shares.”  N-Shares are traded in U.S. dollars and must meet the listing requirements of the exchange on which they are traded.  Depositary receipts may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer makes arrangements to have its securities trade in the form of depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  Although depositary receipts are alternatives to purchasing the underlying foreign securities on foreign securities exchanges, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Red Chips.  “Red Chip” stocks are shares of issuers that are incorporated in Hong Kong but have controlling Chinese shareholders, often Chinese governmental or quasi-governmental entities.  Red Chip stocks are listed on the Hong Kong Stock Exchange and traded in Hong Kong dollars.   Red Chip issuers must meet the listing and disclosure standards of the Hong Kong Stock Exchange. Such companies generally have a majority of their business operations in mainland China and are frequently organized as a vehicle for indirect listing of Chinese assets on the Hong Kong Stock Exchange.

A-Shares and B-Shares.  The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. Foreign investors have historically been unable to participate in the A-share market.  B-Shares are denominated and traded in foreign currencies (U.S. dollars on the Shanghai Stock Exchange and Hong Kong dollars on the Shenzhen Stock Exchange) and were originally intended to be available only to foreign investors.

The Fund has no present intention to invest in the A-Shares or the B-Shares markets.  The Sub-Adviser will continue to monitor the opportunities available to foreign investors should local investment restrictions and/or market constraints lessen or be removed, and the Fund may consider investment in the A-Shares or B-Shares markets should conditions improve for foreign investors.

REITs.  The China Real Estate Strategy may invest in real estate investment trusts (“REITs”) and other pooled real estate investment vehicles.  REITs normally derive their income form rents or interest payments and may realize capital gains by selling properties that have appreciated in value.

Other Chinese Securities.  A number of Chinese companies are listed and traded on the Stock Exchange of Singapore.  Many of these companies were founded and owned by private entrepreneurs and could not be listed on the Chinese domestic exchanges as priority is given to state owned companies.  Several Chinese companies are also listed on the London Stock Exchange in the form of Global Depository Receipts (“GDRs”).  Consistent with the Fund’s investment objective and policies, the Sub-Adviser may consider investments in any other types of securities of Chinese companies that are or become legally available to foreign investors.

China-Linked Investments

Under normal market conditions, the Fund will allocate up to 50% of its Managed Assets to investments in China-Linked Companies.  Initially the Sub-Adviser intends to allocate approximately 17.5% of the Fund’s Managed Assets to the China-Linked U.S. Equities Strategy and approximately 17.5% of the Fund’s Managed Assets to the China-Linked International Equities Strategy. Such allocations may vary significantly over time, as the Sub-Adviser will actively monitor and re-allocate the Fund’s Managed Assets among strategies.

The Fund considers “China-Linked Companies” to be those non-Chinese companies determined by the Sub-Adviser to offer significant exposure to the Chinese economy.  Typically, the Sub-Adviser considers a China-Linked Company to be a company deriving meaningful revenue from operations in China and/or deriving meaningful costs advantages through utilization of China as a base of production.

China-Linked  U.S. Equities Strategy

The China-Linked U.S. Equities Strategy consists of equity securities of U.S. issuers selected by the Sub-Adviser from a broad universe of U.S. large, medium and small capitalization equities.  The Sub-Adviser applies proprietary quantitative and qualitative analysis to screen this universe of stocks to identify U.S. companies with significant exposure to China.   Using a variety of quantitative and qualitative techniques the Sub-Adviser will select for the China-Linked U.S. Equities Strategy issuers that it expects to benefit from exposure to China and that have the most significant levels of exposure to China relative to such companies’ overall businesses.    Securities selected for the China-Linked U.S. Equities Strategy will be domiciled in the U.S. and will typically be traded on U.S. securities exchanges.

China-Linked International Equities Strategy

The China-Linked International Strategy consists of equity securities of non-U.S. issuers selected by the Sub-Adviser from a broad universe of large capitalization global developed and emerging market issuers.  The Sub-Adviser applies proprietary quantitative and qualitative analysis to screen this universe of stocks to identify non-U.S. companies with significant exposure to China.  Using a variety of quantitative and qualitative techniques the Sub-Adviser will select for the China-Linked International Equities Strategy issuers that it expects to benefit from exposure to China and that have the most significant levels of exposure to China relative to such companies’ overall businesses.    Securities selected for the China-Linked International Equities Strategy will be domiciled in countries throughout the world and will typically be traded on major international securities exchanges.

Securities of China-Linked Companies

Common Stocks.  Common stock represents the residual ownership interest in the issuer and holders of common stock are entitled to the income and the increase in value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stocks.  Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares.

Convertible Securities.  A convertible security is a preferred stock, bond or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.  Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities.  Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Depositary Receipts.  In addition to direct investment in securities of non-U.S. issuers traded on foreign securities exchanges, the China-Linked International Equity Strategy may include investments in the form of ADRs,  ADSs, GDRs, EDRs and other depositary receipts.  ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  GDRs and EDRs may be offered privately in the United States and also trade in public or private markets in other countries.  Depositary receipts may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer makes arrangements to have its securities trade in the form of depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  Although depositary receipts are alternatives to purchasing the underlying foreign securities on foreign securities exchanges, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Option Strategy

In furtherance of the Fund’s investment objectives, the Fund intends to engage in an Option Strategy of writing (selling) call options on individual securities, stock indices, exchange traded funds (“ETFs”) or custom baskets of securities to seek to generate current gains from option premiums as a means to enhance distributions payable to the holders of Common Shares.

Under the Option Strategy, initially the Fund will write (sell) call options primarily on stock indices or ETFs.  In implementing the Option Strategy, the Sub-Adviser will consider: (i) the risk profile of the Fund’s portfolio, (ii) market factors, such as current market levels and volatility, and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.  The Sub-Adviser will attempt to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund’s portfolio.  The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Fund’s portfolio.  To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant.  The Fund cannot guarantee that the Option Strategy will be effective.  See “Risks—Risks Associated with Writing Index Options.”

The Fund also may utilize other option strategies, including writing call options on individual equity securities or custom baskets of securities depending on market conditions.

Initially, the Fund intends to write call options having an aggregate national value of approximately 35% of the Fund’s Managed Assets.  However, the Fund may write call options having an aggregate notional value equal to the value of the Fund’s Managed Assets.  The Sub-Adviser will actively manage the Fund’s option positions and the amount of the notional value of the options as a percentage of the Fund’s Managed Assets may vary significantly over time based on market conditions.

As the writer (seller) of a call option, the Fund receives the cash premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price.  Call options on indices operate similarly to options on securities.  Options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index.   The underlying index may be a broad-based index or a narrower market index.  Unlike options on securities, settlements are in cash.  If the purchaser exercises the index call option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the exercise price, multiplied by a specific multiplier.

The Fund may only write call options that are “covered.”  The Fund will “cover” its written  index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions.

In writing options, the Fund sells the potential appreciation in the value of the security or index above the exercise price during the term of the option in exchange for the premium.  While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in value of the security or index above the exercise price specified in the written option through the expiration date of the option.  The Fund will generally write (sell) index options that are “out-of-the-money” or “at-the-money” at the time of sale.  Out-of-the-money call options are call options with an exercise price that is above the current cash value of the index and at-the-money call options are call options with an exercise price that is equal to the current cash value of the index.  In addition to providing possible gains through premiums, out-of-the money index options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund to the extent the Fund’s portfolio is correlated with the applicable index, up to the exercise price.  The Fund generally will write out-of-the-money call options where the exercise price is not more than [ ]% higher than the cash value of the index at the time of sale, although the Fund reserves the right to sell index options that are more deeply out-of-the-money as the Sub-Adviser deems necessary or appropriate based upon market conditions and other factors.  The Fund also may sell index call options that are “in-the-money” (i.e., those with an exercise price below the cash value of the index at the time of sale) and will generally limit these to call options where the exercise price is not more than [  ]% lower than the cash value of the index.  The Fund may sell call options that are more deeply in-the-money as the Sub-Adviser deems necessary or appropriate based upon market conditions and other factors.  When the prices of the equity index upon which a call option is written change, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to pay the amount due on the contract upon the purchaser’s exercise of the option.

The Fund will write (sell) both unlisted, over-the counter (OTC) call options and call options that are listed on U.S. or foreign options exchanges.  Options listed on U.S. options exchanges are issued, guaranteed and cleared by the Options Clearing Corporation (“OCC”). Unlike exchange traded options, which are generally  issued and guaranteed by a regulated intermediary, OTC options are entered into directly with the counterparty.

The Fund will write (sell) both “European style” options, which may be exercised by the buyer only upon their expiration date, and “American style” options, which may be exercised by the buyer at any point up to and including the expiration date.  For conventional listed options, the option’s expiration date can be up to nine months from the date the options are first listed for trading.  Longer-term options can have expiration dates up to three years from the date of listing.  Initially, the Fund expects that it will write options with average terms to expiration of one month.  The Fund reserves the right to sell options of both longer and shorter terms.

Call options (excluding OTC and foreign-listed call options) on certain broad-based stock indices  generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), on which capital gains and losses are generally treated as 60% long-term and 40% short-term regardless of holding period

Other Investments and Investment Strategies

Foreign Currency Forward Contracts and Other Foreign Currency Transactions

The Fund may, but is not required to, enter into foreign currency exchange contracts for purposes of gaining exposure to the currency of an emerging market country or to hedge against fluctuations in foreign exchange rates.  The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into deliverable and non-deliverable forward contracts to purchase or sell foreign currencies.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers.  A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Fund also may from time to time utilize forward contracts for other purposes.  For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency.  They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated.  At times, the Fund may enter into ‘‘cross-currency’’ hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.  When required by law, the Fund will segregate liquid assets in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts.  The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Although the Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will, however, do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

The Fund may, from time to time, seek to gain exposure to the currency of an emerging market country or to hedge against fluctuations in foreign exchange rates through the use of other derivative instruments and transactions, including currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.  Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used.  In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

The use of deliverable and non-deliverable forward contracts to purchase or sell foreign currencies is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Sub-Adviser is incorrect in its forecasts of currency values, interest rates, and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Restricted Securities and Illiquid Securities

The Fund may invest in securities that are contractually restricted as to resale or for which there is no readily available trading market or that are otherwise illiquid.  Under normal market conditions, the Sub-Adviser does not intend to invest more than 20% of the Fund’s Managed Assets in illiquid securities.

Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), provides a non-exclusive safe harbor exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities (“Rule 144A Securities”) to certain qualified institutional buyers.  Certain Rule 144A Securities may be deemed to be liquid in accordance with procedures adopted by the Board of Trustees.  The Fund may invest without limit in Rule 144A Securities.  Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Sub-Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.  The Fund may also acquire securities and instruments through private placements under which it may agree to contractual restrictions on the resale thereof.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

It may be difficult to sell illiquid investments at a price representing their fair value until such time as such investments may be sold publicly.  Where registration is required, a considerable period may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell.  Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

Investment Companies and Other Pooled Investment Vehicles

The Fund may invest in securities of other open-end or closed-end investment companies to the extent permitted by the 1940 Act and rules and regulations adopted thereunder.  These investments may include securities of exchange-traded funds (“ETFs”).  ETFs generally are passively managed and seek to track or replicate a desired index.

Investments in other investment companies and other pooled investment vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund.  Such expenses and fees attributable to the Fund’s investment in another investment company or pooled vehicle are borne indirectly by Common Shareholders.  Accordingly, investment in such entities involves expense and fee layering.  Fees charged by other investment companies and other pooled investment vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral.  As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially.  There can be no assurance that borrowers will not fail financially.  On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.   The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan.  The Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

Strategic Transactions and Derivatives

In addition to the Fund’s Option Strategy and the derivatives instruments and strategies described elsewhere in this prospectus, the Fund may, but is not required to, use various strategic transactions described below to obtain investment exposure to its principal investment categories, facilitate portfolio management and mitigate risks.  Such strategic transactions are regularly used by many mutual funds and other institutional investors.  Although the Sub-Adviser seeks to use the practices to further the Fund’s investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement.  Collectively, all of the above are referred to as “Strategic Transactions.” The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities.  The Fund may use Strategic Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments.  Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.  Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.  The use of Financial Leverage by the Fund, if any, may limit the Fund’s ability to use Strategic Transactions.

Additional information regarding Strategic Transactions and their risks is contained in the Fund’s Statement of Additional Information.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  The Fund may also make short sales “against the box” without being subject to such limitations.  In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  See “Investment Objectives and Policies—Short Sales” in the Fund’s SAI.

Repurchase Agreements

Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Sub-Adviser, acting under the oversight of the Investment Adviser and the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash.  At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment.  The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.  When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets.  As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.  While there is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value, in the opinion of the Sub-Adviser, this risk is not significantly increased by entering into reverse repurchase agreements.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  To the extent the Fund does not segregate liquid assets in the amount of its repurchase obligations, such  agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Temporary Defensive Investments

At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in investment grade debt securities or money market instruments and repurchase agreements in respect of those instruments.  The money market instruments in which the Fund may invest are obligations of the U.S.  government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During a temporary defensive period, the Fund may also invest in shares of money market mutual funds.  Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law.  See “Investment Restrictions” in the Fund’s SAI.  As a shareholder in a mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested.  See “Management of the Fund.” The Fund may not achieve its investment objectives during a temporary defensive period.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objectives.  The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action.  These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund.  Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk.  These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class).  See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each Common Shareholder should take into account the Fund’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Discount Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price. The shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Risks of Investing in Chinese Companies

Investments in Chinese companies involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and privatizations of Chinese companies and industries and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies.

Despite the fact that investments in Chinese companies may present risks often associated with investments in emerging-market countries, China may be entering into a maturing economic phase and investments in Chinese companies may therefore not present the same opportunities for capital appreciation as investments in other emerging-market economies.

See “Appendix A—Geographic, Political and Economic Developments in the People’s Republic of China” for more information on China, including its economy and stock and foreign exchange markets.

Political and Economic Factors

The laws, regulations, policies and political and economic climate in China may change with little or no advance notice.  Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Since 1949, the People’s Republic of China has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2006 through 2010) was approved in March 2006. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There can be no assurance, however, that such growth will be sustained in the future. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Inflation

Economic growth in China has also historically been accompanied by periods of high inflation. Recently, the Chinese government has implemented various measures to control inflation, including tightening the money supply by raising interest rates. If these measures do not succeed, and if inflation were to worsen, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Tax Changes

The Chinese system of taxation is not as well settled as that of the United States. Changes in the Chinese tax system may have retroactive effects.

Nationalization and Expropriation

After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

Hong Kong Policy

As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Chinese Securities Markets

The securities markets in China and Hong Kong have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese and Hong Kong securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China and Hong Kong are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in mainland China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations if the Fund were to invest in securities listed on mainland China securities exchanges.  Developments relating to or disruptions affecting the Chinese securities exchanges may indirectly impact the market for Chinese H-Shares and N-Shares.

Available Disclosure About Chinese Companies

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. While issuers of H-Shares and N-Shares must meet the listing standards of the exchanges on which they are traded, there may be substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with generally accepted accounting principals.

Chinese Corporate and Securities Law

The Fund’s rights with respect to its investments in securities of Chinese companies may not be governed by U.S. law, and may be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that addresses all issues that may arise with regard to a foreign investor such as the Fund.  It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Investment and Repatriation Restrictions

Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and industry and may increase the Fund’s costs and expenses. If foreign investment is banned in respect of the industry in which relevant Chinese issuers are conducting their business, such restrictions may negatively affect the Fund’s ability to achieve its investment objective.

The Chinese government may require prior government approval for foreign investment or limit the amount of investment by foreign persons in a particular company or limit investment by foreign persons to only a specific class of securities of a company. In addition, China restricts investment opportunities in issuers or industries deemed important to national interests. China requires government approval for the repatriation of capital following the liquidation of an investment. If there is a deterioration in China's balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application of any additional restrictions on investments by the Fund.

The Fund intends to distribute annually substantially all of its investment company taxable income and net capital gain.  However, if the Fund is restricted from repatriating funds on a timely basis, it may be unable to distribute 90% of its investment company taxable income and, as a result, would fail to qualify for the favorable U.S. federal income tax treatment otherwise afforded to regulated investment companies by the Internal Revenue Code of 1986, as amended.  In that case, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% rate, and when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings

Investments in Companies That May Have Relationships with Governments Considered to be State Sponsors of Terrorism

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations, countries identified by the U.S. government as state sponsors of terrorism and/or governments that otherwise have policies in conflict with the U.S. government. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be then the Fund will be subject to the risk that these companies' reputation and price in the market will be adversely affected by such relationship.

Foreign Exchange Control

The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from renminbi. Under applicable regulations, Chinese corporations may only purchase foreign currencies through government approved banks. Chinese companies must receive approval from the Chinese government before investing in capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Foreign Currency Considerations

The Fund’s assets may be invested in securities denominated in Hong Kong dollars and the Fund may hold cash and cash equivalents denominated in such currency.  Income received by the Fund may be in Hong Kong dollars.  Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the Hong Kong dollar falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Hong Kong dollars to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Code. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Hong Kong dollars. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Issuers of H-Shares currently pay dividends and distributions in Hong Kong dollars and the issuers of N-Shares currently pay dividends and distributions in U.S. dollars. However, the ability of such issuers to pay dividends and distributions in Hong Kong dollars or U.S. dollars is related to their ability to generate from their operations revenues denominated in such currencies or in currencies convertible into such currencies, which may in turn be dependent upon the ability of these issuers to export their goods or services for payment in such currencies. Issuers of H-Shares and N-Shares may also be able to convert renminbi revenues derived from their domestic operations into Hong Kong dollars or U.S. dollars in order to pay dividends and distributions in Hong Kong dollars or U.S. dollars, which be impacted by currency exchange controls and conditions in foreign currency markets.

Foreign Currency Transactions

The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. Currency hedging transactions involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.  While the Fund will generally invest in securities denominated in Hong Kong dollars and U.S. dollars, the Fund may indirectly be exposed to renminbi foreign exchange risk.  Currently, there is no market in which the Fund may engage in hedging transactions to minimize renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available at any time in the future.

Chinese Real Estate Companies

The Fund intends to initially invest approximately 15% of its Managed Assets in securities of companies whose primary business involves Chinese real estate .  In addition to the risks of investments in China, generally, such investments may be subject to additional risks, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; financial condition of tenants and buyers and sellers of real estate; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; quality of maintenance, insurance and management services; changes in interest rates; and legal, cultural or technological developments.  Special events such as the Summer Olympics planned for Beijing, China in 2008 sometimes cause excess real estate development which results in lower occupancies, lower rents and a decline in real estate values following these events.

REITs and other pooled real estate investment vehicles may depend upon specialized management skills, may have limited financial resources, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities markets.  Investments in REITs and other pooled real estate investment vehicles may involve duplication of management fees and certain other expenses.

Foreign Securities Risk

In addition to the Fund’s investment in Chinese companies, the China-Linked International Sub-Portfolio will invest in securities of non-U.S. issuers located throughout the world. Investments in non-U.S.  issuers may involve unique risks compared to investing in securities of U.S.  issuers.  These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S.  investments in one region or in the securities of Emerging Market Issuers.  These risks may include:

•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•
many non-U.S.  markets are smaller, less liquid and more volatile.  In a changing market, the Sub-Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers desirable;

•	adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets;

•	withholding and other non-U.S. taxes may decrease the Fund’s return.

There may be less publicly available information about non-U.S.  markets and issuers than is available with respect to U.S.  securities and issuers.  Non-U.S.  companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S.  companies.  The trading markets for most non-U.S.  securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States.  The markets for securities in certain emerging markets are in the earliest stages of their development.  Even the markets for relatively widely traded securities in certain non-U.S.  markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The economies, social issues and political climates in individual foreign countries may differ unfavorably from the United States.  Non-U.S.  economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions.  Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.  Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Depositary Receipts Risks

Many of the risks associated with foreign securities may also apply to depositary receipts, including ADRs, EDRs and GDRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risks

Investing in securities of issuers in emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include nations other than the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.  The economies of individual emerging market countries may differ favorably or unfavorably from the U.S.  economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.  Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In some cases, the government owns or controls many companies, including some of the largest in the country.  Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio.  Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.  It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Currency Risk

In addition to the Fund’s investments in Chinese securities denominated in Hong Kong dollars, the China-Linked International Sub-Portfolio will invest in securities denominated in various foreign currencies.  The Fund is subject to the risk that those currencies will decline in value relative to the value of U.S. dollar.  The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.  Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date.  If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund will invest in securities of non-U.S. issuers that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.

Common Stock Risk

The Fund may invest in common stocks.  Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall in value due to general market, political or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds.  For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.  In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.  While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Securities Risks

There are special risks associated with investing in preferred equity securities, including:

Deferral

Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends

Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected.  There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination

Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity

Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S.  government securities.

Limited Voting Rights

Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.  The Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Convertible Securities Risk

The Fund may invest in convertible securities.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.  However, convertible securities rank below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Option Strategy Risks

There are various risks associated with the Option Strategy.  The purchaser of an index call option written (sold) by the Fund has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date.  Therefore, as the writer of an index call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call.  However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The Sub-Adviser will attempt to maintain for the Fund written option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Emerging Markets Equity Portfolio.  In doing so, the Sub-Adviser will consider data relating to the Fund’s equity holdings, including net assets, industry and sector weightings, and historic volatility.  In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Option Strategy involves significant risk that the initial value and/or changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Emerging Markets Equity Portfolio.  To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums and may be significant.  In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions.  Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

           OTC Options Risk.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract.  This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs.  OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices than exchange traded options.  However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty.  Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option.  Therefore, OTC options are subject to the risk of default or non-performance by the counterparty.  Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied.  There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time.  As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Exchange-Traded Options Risk.  The hours of trading for index options may not conform to the hours during which securities held by the Fund are traded.  To the extent that the options markets close before the markets for the securities underlying the index option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option’s expiration.  The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Fund’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded.  These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Investment Adviser, the Sub-Adviser or their respective affiliates.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Additional Risks of Options Traded on Foreign Exchanges.   Options traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Risks of Purchasing Securities in Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund’s investment in other funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some issuers making initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these issuers may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Industry Concentration Risk

The Fund may invest up to 25% of its total assets in the securities of companies principally engaged in a single industry or group of industries. In the event the Fund makes substantial investments in a single industry or group of industries, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry.

Smaller Capitalization Risk

Certain of the issuers in which the Fund may invest may have comparatively smaller capitalizations.  The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations.  These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies and may be more vulnerable to adverse general market or economic developments.  Investments in smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than investments in larger companies.  In addition, securities of smaller capitalization companies may not be widely followed by the investment community, which may result in reduced demand for these securities.

Inflation and Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.  In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further reduce returns to Common Shareholders.

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk

In addition to certain derivative instruments which are described in more detail herein, the Fund  may, but is not required to, utilize options, forwards, futures contracts, options on futures contracts and other derivatives instruments, for income, hedging, risk management and other portfolio management purposes.  Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than the risks described above related to the Fund’s option writing strategy).

If the Sub-Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Risks inherent in the use of options, forwards, futures contracts and options on futures contracts and other derivative instruments include:

•	dependence on the Sub-Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•
the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

See “Investment Objectives and Policies—Derivative Instruments” in the Fund’s SAI for additional information regarding the risks inherent in the use derivative instruments by the Fund.

Illiquid Securities Risk

The Fund may invest in securities that are contractually restricted as to resale or for which there is no readily available trading market or are otherwise illiquid.  Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.  Where registration under the securities laws is required prior to any such sale, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.  Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.  In addition, limited liquidity could affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make distributions.  Under normal market conditions, the Sub-Adviser does not intend to invest more than 20% of the Emerging Markets Equity Portfolio or more than 10% of the Emerging Markets Debt Portfolio in illiquid securities.

Illiquid securities are also more difficult to value and the Sub-Adviser’s judgment may play a greater role in the valuation process.  The Sub-Adviser normally uses an independent pricing service to value most securities held by the Fund. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Other Investment Companies and Pooled Investment Vehicles Risk

As an investor in an investment company or other pooled investment vehicle, the Fund will bear its ratable share of that investment company’s or other pooled investment vehicle’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent that the

Fund invests in other investment companies or other pooled investment vehicles.  In addition, the securities of other investment companies or other pooled investment vehicles may be leveraged and will therefore be subject to the risks associated with the use of financial leverage.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses. See “Taxation.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio of securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Furthermore, the Sub-Adviser is newly organized and has not acted previously as an investment adviser to an investment company.

Dependence on Key Personnel

Although the Sub-Adviser believes it has other experienced senior personnel, the Sub-Adviser is dependent upon the expertise of Burton Malkiel, Chief Investment Officer of the Sub-Adviser, in providing advisory services with respect to the Fund's investments. If the Sub-Adviser were to lose the services of Mr. Malkiel, its ability to service the Fund could be adversely affected. There can be no assurance that a  suitable replacement could be found for Mr. Malkiel in the event of his death, resignation, retirement or inability to act on behalf of the Sub-Adviser.

Current Developments Risk

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S.  securities markets were closed for a four-day period.  These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S.  and world economies and markets.  Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions

The Fund’s Certificate of Trust, Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Sub-Adviser.  The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Investment Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund’s Investment Adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”).  The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.  The Investment Adviser acts as investment adviser to a number of closed-end and open-end investment companies.  As of [        ], Claymore entities have provided supervision, management, servicing or distribution on approximately $[ ] billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [•]% of the Fund’s average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [•]% of the Fund’s average daily Managed Assets).  “Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any Borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial [semi-]annual report to shareholders, for the period ending [•], 2008.

In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Sub-Adviser

[         ] serves as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), and will be responsible for the day-to-day management of the Fund’s portfolio.  The Sub-Adviser is a [               ] corporation with principal offices located at [         ].  As of [         ],  The Sub-Adviser had client assets under management totaling over $    .

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees and the Investment Adviser, will be responsible for the day-to-day management of the Fund’s portfolio of securities.  The Sub-Adviser has applied for registration under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and expects to be registered under the Advisers Act on or about commencement of the Fund’s investment operations.  However, if upon commencement of the Fund’s investment operations the Sub-Adviser is not so registered under the Advisers Act, the Investment Adviser will be responsible for the day-to-day management of the Fund’s portfolio pursuant to the Advisory Agreement until such time as the Sub-Adviser is registered under the Advisers Act.  During such period, the Sub-Adviser will provide research and other services to the Investment Adviser to the extent permitted under the 1940 Act.

As compensation for the Sub-Adviser’s services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [•]% of the Fund’s average daily Managed Assets.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s initial [semi-]annual report to shareholders, for the period ending [•], 2008.

Portfolio Management

The Fund will be managed by a team of investment professionals, led by Burton Malkiel, Chief Investment Officer of the Sub-Adviser.

[Portfolio management team disclosure to come by amendment]

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, the ownership of securities in the Fund by each of the portfolio managers and other information are provided in the SAI.

NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets).  The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent.  The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open.  Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day.  The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.  The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.  The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.  Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

Foreign securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value.  The Fund periodically verifies valuations provided by the pricing services.  Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value.  Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value.  In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to distribute quarterly all or a portion of its investment company taxable income to holders of Common Shares.  In addition, the Fund intends to distribute any net long-term capital gain to holders of Common Shares annually.  It is expected that the initial quarterly distribution to holders of the Fund’s Common Shares will be declared within approximately [  ] days after completion of this offering and that such distribution will be paid approximately [ ] days after completion of this offering.

The Fund expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund’s Option Strategy) and income from certain hedging and interest rate transactions, and (ii) long-term capital gain (gain from the sale of a capital asset held longer than one year).  A portion of the Fund’s investment company taxable income may consist of qualified dividend income (income from certain equity investments in domestic and certain foreign corporations), which are taxed at lower rates for individuals than ordinary income; however, the Fund does not expect this portion of its investment company taxable income (and correspondingly its distributions) to be significant.  The Fund cannot assure you as to what percentage of the distributions paid on the Common Shares, if any, will consist of long-term capital gains, which are taxed at lower rates for individuals than ordinary income.  For individuals, the maximum U.S. federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including from premiums from the Fund covered call option strategy, is currently 35%.  These tax rates are scheduled to apply for taxable years beginning before January 1, 2011.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each such distribution with respect to the estimated source of the distribution made.  Such notices will describe the portion, if any, of the monthly distribution which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, ordinary income or a return of capital.  The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

Various factors will affect the level of the Fund’s income, including the asset mix, the amount of income on the options written by the Fund and the Fund’s use of hedging.  To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period.  The undistributed net investment income may be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.  Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan.  If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial adviser for more information.  See “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Under the Plan, a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares.  The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day.  If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.  If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts.  There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S.  federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution.  The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan.  All correspondence concerning the Plan should be directed to The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217, phone number (718) 315-4818.

DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Fund.  This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents.

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to Certificate of Trust, dated as of September 13, 2007.  Pursuant to the Fund’s Agreement and Declaration of Trust, dated as of September 13, 2007, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share.  Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder.  If the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.  See “—Preferred Shares” below.  All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

           Any additional offerings of Common Shares will require approval by the Fund’s Board of Trustees.  Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s Common have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “[AIC].”

The Fund’s net asset value per share generally increases and decreases based on the market value of the Fund’s securities.  Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund.  See “Use of Proceeds.”

Preferred Shares

The Fund’s Governing Documents provide that the Fund’s Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued. Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund. Any Preferred Shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to the common shareholders.

Borrowings

The Fund’s Governing Documents provide that the Fund’s Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares.  The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security.  In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such requirements will increase the cost of Borrowing over the stated interest rate.  Any such Borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund.  In addition, agreements related to such Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.  Any Borrowing by the Fund, other than for temporary purposes, would constitute Financial Leverage and would entail special risks to the Common Shareholders.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.  These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions.  The Board of Trustees is divided into two classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of Trustees is elected to a two-year term.  This provision could delay for up to a year the replacement of a majority of the Board of Trustees.  A Trustee may be removed from office for cause only, and not without cause, by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares.  If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.  Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.  See “Additional Information.”

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the open market like any other stock at the prevailing market price at that time. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments and use certain investment strategies to a greater extent than open-end funds, including financial leverage and investments in illiquid securities.

 However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES

The Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

TAXATION

The following discussion is a brief summary of certain U.S.  federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares.  A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus.  Except as otherwise noted, this discussion assumes you are a taxable U.S.  person and that you hold your Common Shares as capital assets for U.S.  federal income tax purposes (generally, assets held for investment).  This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S.  federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S.  federal income tax law).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S.  federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code.  Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)
The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S.  federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)
The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S.  government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S.  government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S.  federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss).  If any such gain is retained, the Fund will be subject to a corporate U.S. federal income tax (currently at a maximum rate of 35%) on such retained amount.  In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S.  federal income tax on long-term capital gains, (i) will be required to include in income for U.S.  federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S.  federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S.  federal income tax.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.  Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of U.S.  Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of U.S.  Common Shareholders taxed as corporations.  The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of Common Shareholders

Distributions

Distributions paid to you by the Fund from its net capital gains, if any, that the Fund designates as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares.  All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

In the case of corporate shareholders, ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S.  corporations and certain holding period requirements are satisfied.  Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S.  corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares.  Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.  In general, you may include as qualified dividend income only that portion of the dividends that may be and are so designated by the Fund as qualified dividend income.  In general, dividend income from passive foreign investment companies (as defined in the Code) is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. The Fund does not expect a significant portion of the Fund’s distributions to qualify for favorable treatment as qualified dividend income or to be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares.  The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made.  If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S.  federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Sale of Common Shares

The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale.  Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares.

Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares.  In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S.  federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2010 (20% thereafter).

Backup Withholding

The Fund may be required to withhold, for U.S.  federal backup withholding purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S.  federal income tax liability, if any, provided that you furnish the required information to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  A more complete discussion of the U.S. federal income tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus.  Common Shareholders are urged to consult their tax advisors regarding specific questions as to U.S.  federal, state, local and foreign income or other taxes.

UNDERWRITING

[             ] and [                        ]are acting as the representatives of the underwriters ("Underwriters") named below.  Subject to the terms and conditions stated in an underwriting agreement, dated the date of this prospectus (the “Underwriting Agreement”), each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

Underwriters                                                                                                                     Number of
Common Shares
[                      ]   .................................................................................
[                      ]   .................................................................................

Total        .................................................................................

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions.  The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

 The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $      per Share.  The sales load the Fund will pay of $0.90 per share is equal to 4.50% of the initial offering price.  The Underwriters may allow, and the dealers may reallow, a concession not to exceed $        per Share on sales to other dealers.  If all of the Common Shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms.  Investors must pay for any Common Shares purchased on or before              , 2007.  The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Claymore Securities will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund’s marketing material and assistance in presentations to other underwriters and selected dealers.  Claymore Securities may pay compensation to its employees who assist in marketing securities.  In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $[0.04] per Common Share, the Fund will pay up to [0.15]% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities as payment for its distribution assistance.  Accordingly, the amount payable by the Fund to Claymore Securities for its distribution assistance will not exceed         % of the total price to the public of the Common Shares sold in this offering.  Claymore Securities is a registered broker-dealer and a member of the Financial Industry Regulatory Authority and is a party to the underwriting agreement.

The Investment Adviser and the Sub-Adviser (and not the Fund) have agreed to pay to from their own assets to [           ] a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares the amount of $              .  The structuring fee paid to [                  ] will not exceed        % of the total public offering price of the Common Shares sold in this offering.

The Investment Adviser and the Sub-Adviser (and not the Fund) may also pay from their own assets to certain qualifying underwriters a marketing or structuring fee, a sales incentive fee or additional compensation in connection with the offering.

The total amount of the Underwriter compensation payments described above will not exceed          % of the total public offering price of the shares offered hereby.  The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the reimbursement of Claymore Securities, Inc. and all forms of additional compensation or structuring or sales incentive fee payments to the Underwriters and other expenses, will be limited to not more than 9.0% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                  additional Common Shares at the public offering price less the sales load.  The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering.  To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to that Underwriter’s initial purchase commitment.

Each of the Fund, the Investment Adviser and the Sub-Adviser have agreed that, for a period of 180 days from the date of this prospectus, it will not, without the prior written consent of [               ]., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares; provided, however, the Fund may issue and sell Common Shares pursuant tothe Plan..  [                ], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to this offering, there has been no public market for the Common Shares.  Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment Adviser and the Sub-Adviser and the representatives.  There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Shares will develop and continue after this offering.  The Fund anticipates that the Common Shares will be approved for listing on the NYSE, subject to official notice of issuance, under the ticker symbol “[AIC].”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares.

Paid by the Fund
	No exercise	Full exercise
Per share	$[•]	$
Total	$[•]	$

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE.  No Underwriter, however, is obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter.  No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter.  This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transaction in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, certain Underwriters may purchase and sell Common Shares in the open market.  These transactions may include short sales, syndicate covering transactions and stabilizing transactions.  Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position.  “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option.  In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.  Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option.  The Underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option.  The Underwriters must close out any naked short position by purchasing Common Shares in the open market.  A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.  Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid.  Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when [                 ] repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares.  They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.  The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise.  If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters.  Other than the prospectus in electronic format, the information on any such Underwriter’s website is not part of this prospectus.  The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders.  The representatives will allocate Common Shares to the Underwriters that may make Internet distributions on the same basis as other allocations.  In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that from time to time certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.  Certain Underwriters have performed investment banking and advisory services for the Investment Adviser, Sub-Adviser and their affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Investment Adviser, Sub-Adviser and their affiliates in the ordinary course of business.

The Fund, the Investment Adviser and the Sub-Adviser have each agreed to indemnify the Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Prior to the public offering of the Common Shares, Claymore Securities, Inc. purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of [              ] is [                   ].  The principal business address of [                                ] is [                         ].  The principal business address of [                         ] is [                         ].  The principal business address of Claymore Securities, Inc. is 2455 Corporate Drive West, Lisle, Illinois 60532.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT

The Bank of New York Mellon serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.  The Bank of New York Mellon serves as the Fund’s dividend disbursing agent, Plan Agent under the Fund’s Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund.  The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.

Claymore Advisors, LLC serves as administrator to the Fund.  Pursuant to an administration agreement, Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement.  For the services, the Fund pays Claymore Advisors, LLC a fee, accrued daily and paid monthly, at the annualized rate of [                                  ] of the average daily Managed Assets of the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois and for the Underwriters by [                 ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                     ], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act.  This prospectus and the SAI omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its delegates and affiliates with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated as of                         , 2008, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus.  The Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate Drive West, Lisle, Illinois 60532 or by calling the Fund toll-free at (800) 345-7999.  The Table of Contents of the Statement of Additional Information is as follows:

Page
The Fund
Investment Objectives and Policies
Investment Restrictions
Management of the Fund
Portfolio Transactions
Taxation
General Information
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Policy and Procedures	B-1
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2

APPENDIX A

GEOGRAPHIC, POLITICAL AND ECONOMIC DEVELOPMENTS IN THE PEOPLES REPUBLIC OF CHINA

[TO COME BY AMENDMENT]

                                      Shares

Claymore China Strategy Fund

Common Shares

[CLAYMORE LOGO]

_____________

PROSPECTUS

            , 2008
_____________

[        ]

Until  , 2008 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated December 12, 2007

Claymore China Strategy Fund
__________________________
Statement of Additional Information

Claymore China Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is total return, through a combination of capital appreciation and current income and current gains. The Fund cannot ensure that it will achieve its investment objective.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated                 , 2008. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

Page
The Fund
Investment Objectives and Policies
Investment Restrictions
Management of the Fund
Portfolio Transactions
Taxation
General Information
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Policy and Procedures	B-1
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Fund	FS-2

This Statement of Additional Information is dated                   , 2008.

1

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company  organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $0.01 (the “Common Shares”), are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “[AIC].”

As a newly organized entity, the Fund has no history of operations.  Prior to the completion of the offering of Common Shares made pursuant to the prospectus and this SAI, all of the outstanding Common Shares were owned by an affiliate of the Investment Adviser.

INVESTMENT OBJECTIVES AND POLICIES

Additional Investments and Investment Strategies

The following information supplements the discussion of the Fund’s investment objectives, policies and techniques that are described in the prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Warrants

Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period.  Warrants are usually freely transferable.  The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.  Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its securities over approximately the market price at the time of purchase.  Warrants are exercisable over specified periods.  Equity-linked warrants give the holder the right to receive an amount of cash determined by reference to an underlying equity security.

Equity Linked Notes

Equity-linked notes are hybrid securities with characteristics of both fixed-income and equity securities.  An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index.  Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market.

Indexed Securities

The Fund may invest in indexed securities, which are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates.

2

Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation.  The Fund may invest in inflation-indexed securities issued by the U.S.  Treasury, foreign governments or other entities.  These are fixed income securities whose principal value is periodically adjusted according to the rate of inflation in a particular reference country.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.  Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Fund may also invest in other bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  The value of inflation-indexed bonds fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.  Coupon payments received by the Fund from inflation-indexed bonds will be includable in the Fund’s gross income in the period in which they accrue.  In addition, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer’s creditworthiness deteriorates.  The Fund’s investments in indexed securities, including inflation-indexed securities, may create taxable income in excess of the cash they generate.  In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute to its Common Shareholders all of its income and gains and therefore to eliminate tax liability at the Fund level.

Structured Notes

 Unlike derivatives whose entire value is dependent on an underlying security, index, currency or reference rate, structured notes are hybrids, having components of debt instruments and derivatives intertwined.  Rather than paying a fixed or floating coupon, the interest payments, redemption value and final maturity of structured notes can be affected by the derivatives embedded in the note.  While the issuer and purchaser of a structured note can mutually agree upon virtually any type of structure, most structures contain embedded options, primarily in the form of caps, floors, or call features.  Owners of structured notes with call features and/or caps on coupon resets have sold an option (or a series of options) to the issuer of the structured note and thus are subject to those risks applicable to writing option.

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Asset Backed Securities

The Fund may invest in asset-backed securities, which are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or “SPV”).  These securitized payment claims are, as a rule, financial assets brought into a pool according to specific diversification rules.  An SPV is a company founded for the purpose of securitizing these claims and its assets are comprised of this diversified asset pool.  On this basis, marketable securities are issued which, due to diversification, generally represent a lower level of risk than the underlying assets individually.  The redemption of the securities issued by the SPV takes place out of the cash flow generated by the collected claims.  An SPV may issue multiple securities with different priorities to the cash flows generated and the underlying assets.  Asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, other governmental issuers or by private issuers.  Types of asset-backed securities include collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized mortgage obligations (CMOs).  The types of assets that may underlie these instruments include, but are not limited to automobile loans, credit card receivables, equipment leases (including aircraft), franchise loans, student loans, commercial and residential mortgage loans and catastrophe bonds.

Short-Term Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

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U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell

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and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

Short Sales

The Fund may sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

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Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Securities Subject To Reorganization

The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents, or U.S. Treasury bills or other collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned which are maintained in a segregated account pursuant to with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

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       A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the “Board of Trustees” or the “Board”) will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Derivative Instruments

The following information supplements the discussion of derivative instruments in the Fund’s prospectus.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer (seller) of the option the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.  The option premium is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the exercise price, as well as the time remaining until the expiration date.

There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the exercise price and (4) the type (call or put).  For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase 100 shares of ABC at $110 up until the call option’s June expiration date.

A call option with an exercise price above or a put option with an exercise price below the current market price of the underlying security is called “out-of-the-money.”  A call option with an exercise price below or a put option with an exercise price above the current market price of the underlying security is called “in-the-money.”  A call or put option with an exercise price equal to the current market price of the underlying security is called “at-the-money.”  The Fund intends to write options which are in-the-money, at-the-money or out-of-the-money at the time of sale.

The Fund may write both listed and over-the-counter (“OTC”) options.  Listed options are issued, guaranteed and cleared by The Options Clearing Corporation (“OCC”), a registered clearing corporation, and are traded on various U.S. options exchanges.  OTC options are purchased from or sold to

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counterparties through direct bilateral agreement between the counterparties.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and exercise price, the terms of OTC options generally are established through negotiation between the parties to the options contract.  Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option.  Therefore, OTC options are subject to the risk of default or non-performance by the counterparty.

Conventional listed options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading.  The Fund may also write longer-term options, such as Long-Term Equity AnticiPation Securities (“LEAPS®”), which can have expiration dates up to three years from the date of listing.

Options are generally characterized as American-style options (which may be exercised at any time between the date of purchase and the expiration date) or European-style options (which may be exercised only during a specified period of time just prior to the expiration date).  The Fund may write both American-style and European-style options.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

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Call Options.  Call options are contracts that give the holder of the option, in return for payment of a premium, the right to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date.  As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price.  If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.   The Fund may only write call options that are “covered.”  A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or  (b) the Fund holds a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but has retains the risk of loss should the price of the underlying security decline.

The Fund may also pursue its option writing strategy through writing covered call-on-call positions.  In a covered call-on-call position, the Fund achieves its long exposure to the underlying security through the purchase of a call option and simultaneously sells an option on the same security at a higher exercise price.

Put Options.  Put options are contracts that give the holder of the option, in return for payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price prior to the expiration date.  As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security.  If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium. The Fund may only write put options that are “covered.”  A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund holds a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

Writing put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised.  While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain exchange trade funds (“ETFs”) that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund’s portfolio in order to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline.

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Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Risks Associated with Options Transactions.  There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

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The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

To the extent that the Fund writes covered put options, the Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Call Option Writing Risks.  To the extent that the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Futures Contracts and Options on Futures

The Fund may, without limit, enter into futures contracts or options on futures contracts.  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the “settlement date”).  Futures contracts may be based on a specified equity securities (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures).   The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.  The buyer of a futures contract agrees to purchase

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the underlying instrument on the settlement date and is said to be “long” the contract.  The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract.    Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes).  In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into.   Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date.  However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into.  Initial margin deposits are typically calculated as a percentage of the contract’s market value.  If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.  The process is known as “marking-to-market.”  Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required maintain segregated liquid assets in order to cover futures transactions.  The Fund will segregate liquid assets in an amount equal to the difference between the market value of futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements.   As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.  Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.  The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract.  In such instances the exercise of the option will serve to close out the Fund’s futures position.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations,

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imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.
13

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Swaps

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments.    Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.  Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps.  Therefore, swaps are subject to the risk of

14

default or non-performance by the counterparty.   Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

           Swap agreements allow for a wide variety of transactions.  Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors.  Swap contracts can take many different forms and are known by a variety of names.  To the extent consistent with the Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset.   The Fund may also enter into related derivative instruments including caps, floors and collars.  The Fund may be required to cover swap transactions.  Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

•
Interest rate swaps.   Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•
Total return swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•
Currency swaps.  Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•
Credit default swaps.  When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

           The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
15

Additional Risks Relating to Derivative Instruments

Neither the Investment Adviser nor the Sub-Adviser is registered as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

16

4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

7. Invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

MANAGEMENT OF THE FUND

Trustees

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser and the Sub-Adviser.

The Trustees are divided into two classes.  Trustees serve until their successors have been duly elected. The Trustees’ occupations during the past five years and other directorships held by the Trustee are listed below.

Name (and Age) and Business Address	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
[ ]
[ ]
[ ]
INTERESTED TRUSTEE
Nicholas Dalmaso* 2455 Corporate West Drive Lisle, Illinois 60532 Year of Birth: 1965	Trustee; Chief Legal and Executive Officer	Trustee and Officer since 2007
Senior Managing Director  of Claymore Advisors, LLC and Claymore Securities, Inc.  and Manager, Claymore Fund Management Company, LLC. from 2001-present. Chief Legal and Executive Officer of Funds in the Fund Complex. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2000).  Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).
				[ ]	None

17

*	Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain of its affiliates.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.

-	Messrs. [ ], as Class I Trustees, are expected to stand for re-election at the Fund’s [ ] annual meeting of shareholders.

-	Messrs. [ ], as Class II Trustees, are expected to stand for re-election at the Fund’s [ ] annual meeting of shareholders.

Officers

The officers of the Fund were appointed by the Board of Trustees on [        ], 2007 and will serve until their respective successors are chosen and qualified.

Name and Age	Position	Principal Occupation During the Past Five Years
Chief Financial Officer , Chief Accounting Officer and Treasurer
Secretary
Chief Compliance Officer
Assistant Treasurer
Assistant Secretary
Assistant Secretary

Board Committees

Messrs. [                   ], who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

18

Messrs. [                     ], who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm.

Remuneration of Trustees And Officers

Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Investment Adviser, the Sub-Adviser or their respective affiliates receives as compensation for his services to the Fund an annual retainer and meeting fees. The chairperson of the Board of Trustees, if any, and the chairperson of each committee of the Board of Trustees also receive fees for their services. The annual retainer is allocated among the Fund and certain other funds in the Fund Complex based on the number of funds covered by the annual retainer and the assets under management in each such fund.

Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund’s fiscal year ended [          ].  Officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended [         ], assuming (i) a full fiscal year of operations; (ii) the allocation of the annual retainer between the Fund and [ ] other fund in the Fund complex; and (iii) the issuance by the Fund of approximately [ ] million Common Shares for $[ ] million.

Name(1)	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Fund and Fund Complex Paid to Trustee
		None	None	[ ]
		None	None	[ ]
		None	None	[ ]
		None	None	[ ]
		None	None	[ ]
(1)         Trustees not entitled to compensation are not included in the table.
(2)         The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Share Ownership

As of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:

Interested Trustees:
Nicholas Dalmaso	None	None

*Because the Fund is newly organized, the Trustees could not own shares of the Fund as of December 31, 2006.

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Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

Other Accounts Managed by the Portfolio Manager

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Sub-Adviser or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of [    ].

Other  SEC Registered Investment  Companies:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Companies with Performance Based Fees	Total Assets of Investment Companies with Performance Based Fees
[ ]
[ ]
[ ]
[ ]
[ ]

Other Pooled Investment Vehicle:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance Based Fees	Total Assets of Pooled Investment Vehicles with Performance Based Fees
[ ]
[ ]
[ ]
[ ]
[ ]

20

Other Accounts:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts s	Number of Other Accounts with Performance Based Fees	Total Assets of Other Accounts with Performance Based Fees
[ ]
[ ]
[ ]
[ ]
[ ]

Potential Conflicts of Interest. [To come by amendment]

Portfolio Manager Compensation.   [To come by amendment]]

Securities Ownership of the Portfolio Manager.  Because the Fund is newly organized, the portfolio managers could not own shares of the Fund as of the date of this SAI.

Advisory Agreement

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund’s investment adviser (the “Investment Adviser”) pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [   ]% of the Fund’s average daily Managed Assets.

Pursuant to its terms, the Advisory Agreement will remain in effect until [    ], and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Claymore” is the Investment Adviser’s property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Claymore.”

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Sub-Advisory Agreement

[        ] acts as the Fund’s Sub-Adviser pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Investment Adviser. The Sub-Adviser is a [      ] corporation with principal offices located at [                 ].

The Sub-Adviser has applied for registration under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and expects to be registered under the Advisers Act on or about the commencement of the Fund’s investment operations.  However, if upon commencement of the Fund’s investment operations, the Sub-Adviser is not so registered under the Advisers Act, the Investment Adviser will provide investment advisory services to the Fund [and be responsible for day-to-day management] pursuant to the Advisory Agreement until such time as the Sub-Adviser is registered under the Advisers Act.  During such period, the Sub-Adviser will provide research and other services to the Investment Adviser to the extent permitted under the 1940 Act.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser will manage the portfolio of the Fund in accordance with its stated investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Fund’s Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund’s average daily Managed Assets.

The Sub-Advisory Agreement continues until [         ], and from year to year thereafter if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Sub-Advisory Agreement, the Fund has agreed that the name "[        ]" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as an investment sub-adviser to the Fund, the Fund will change its name to one not including "[        ]."

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

22

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information will be used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s Common Shares.Except as otherwise noted, this discussion assumes you are a taxable U.S. person and that you hold your Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders subject to special treatment under U.S. federal income tax law).

The discussions set forth herein and in the prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter
23

of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in (I) the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) one or more Qualified Publicly Traded Partnerships.

As long as the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Furthermore, such distributions will not be deductible by the Fund in computing its taxable income. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits for that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or,

24

alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund anticipates that certain of its investments will be treated as equity investments in passive foreign investment companies ("PFICs") as defined for U.S. federal income tax purposes. A PFIC is, very generally, a non-U.S. corporation if (i) 75% or more of the gross income of such corporation for the taxable year is passive income or (ii) the average percentage of assets held by such corporation during the taxable year that produce passive income or that are held for the production of passive income is at least 50%. For U.S. federal income tax purposes, the Fund's investment in a PFIC may, among other things, cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains. The Fund will monitor any investments in PFICs in order to comply with the U.S. federal income tax rules applicable to regulated investment companies. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Common Shareholders."

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund (such as zero-coupon bonds), the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from satisfying the 90% distribution requirement described above as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to Common Shareholders.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium

25

received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions may reduce or eliminate such taxes. If the Fund invests more than 50% of its total assets in non-U.S. securities as of year-end, the Fund may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own tax return. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Taxation of Common Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate U.S. federal income tax at regular corporate rates (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder’s gross income.

Distributions paid to you by the Fund from its net capital gains, if any, that the Fund designates as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gain, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gain) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

Ordinary income dividends received by corporate Common Shareholders generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied. In the case of Common Shareholders who are individuals, any ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. These special rules relating to the taxation of qualified dividend income paid by the Fund to Common Shareholders who are individuals generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.  There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified dividend income or will be eligible for the dividends received deduction.

A dividend (whether paid in cash or reinvested in additional Fund Common Shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a Common Shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Fund or Common Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Common Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
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Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

Common Shareholders may be entitled to offset their capital gain dividends with capital loss.  The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund Common Shareholders such excess inclusion income will (i) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Fund shareholders.

The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including

28

amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below).  Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s Common Shares.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of Common Shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

The Fund may be required to withhold, for U.S. federal backup withholding purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
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The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.
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Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Policy and Procedures and Proxy Voting Record

The Sub-Adviser will be responsible for voting proxies on securities held in the Fund’s portfolio.  The Sub-Adviser's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

[             ], [                       ], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

Code of Ethics

The Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, Claymore Securities, Inc. and their affiliates, as applicable. The code of ethics of each of the Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME BY AMENDMENT]

CLAYMORE CHINA STRATEGY FUND
STATEMENT OF NET ASSETS
[           ]

[TO COME BY AMENDMENT]

CLAYMORE CHINA STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
[           ]

[TO COME BY AMENDMENT]

Appendix A

RATINGS OF INVESTMENTS

STANDARD & POOR’S

A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus(-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

i
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

l	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi
Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr
The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“preliminary” ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

MOODY’S INVESTORS SERVICE INC.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions

AAA	Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

AA	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

CAA	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (“MTN”) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g.,
Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Appendix B

Proxy Voting Policies & Procedures

[TO COME BY AMENDMENT]

B-1

PART C
OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)           Financial Statements

   Part A - None

   Part B –  Report of Independent Registered Public Accounting Firm(++)

Statement of Net Assets(++)

Notes to Financial Statements(++)

(2)           Exhibits

(a)	Agreement and Declaration of Trust of Registrant(+)

(b)	By-Laws of Registrant(+)

(c)	Not applicable

(d)	Form of Specimen Share Certificate(+)

(e)	Dividend Reinvestment Plan of Registrant(+)

(f)	Not applicable

(g)	(i)	Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC (the “Investment Adviser”)(+)

(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Investment Adviser and [ ] (the “Sub-Adviser”) (+)

(h)	(i)	Form of Underwriting Agreements(+)

(ii)	Master Agreement Among Underwriters(+)

(iii)	Master Selected Dealers Agreement(+)

(i)	Not applicable

(j)	Form of Custody Agreement(+)

(k)	(i)	Form of Stock Transfer Agency Agreement(+)

(ii)	Form of Fund Accounting Agreement(+)

(iii)	Form of Administration Agreement (+)

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm(+)

(o)	Not applicable

(p)	Form of Initial Subscription Agreement(+)

(q)	Not applicable

(r)	(i)	Code of Ethics of the Registrant, the Investment Adviser and Claymore Securities, Inc.(+)

(ii)	Code of Ethics of the Sub-Adviser(+)

(s)	Power of Attorney (+)

___________

(+) To be filed by amendment.

Item 26.                  Marketing Arrangements

Reference is made to Exhibit 2(h)(i) to this Registration Statement to be filed by further amendment.

Item 27.                  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printer/Edgar Filer	[ ]
Issuer Counsel	[ ]
NYSE Fee	[ ]
Marketing Design	[ ]
Stock Certificates	[ ]
SEC Fees	[ ]
NASD Fees	[ ]
Auditor	[ ]
Counsel for Independent Board of Directors	[ ]
Underwriter Counsel	[ ]
Miscellaneous	[ ]
Total	[ ]

Item 28.                  Persons Controlled by or Under Common Control with Registrant

None

Item 29.                  Number of Holders of Securities

TITLE OF CLASS	NUMBER OF RECORD SHAREHOLDERS AS OF [ ]

Common shares of beneficial interest, par value $0.01 per share	[ ]

Item 30.                  Indemnification

[To come by amendment]

Item 31.                  Business and Other Connections of the Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Sub-Adviser, a corporation under the laws of the State of Delaware, acts as investment sub-adviser to the Registrant.  Set forth below is a list of each director and officer of the Sub-Adviser, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position                                                                Business Profession, Vocation or Employment
with the Sub-Adviser                                                           During Past Two Years

[To come by amendment]

Item 32.    Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at [          ] and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10216.

Item 33.    Management Services

Not applicable.

Item 34.    Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 12h day of December, 2007.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso
Trustee

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 12th day of December, 2007.

Principal Executive and Financial Officer:

/s/ Nicholas Dalmaso
Nicholas Dalmaso	Trustee, President and Chief Legal and Executive Officer